Exhibit 99.1

SilverBox Engaged Merger Corp I Announces Stockholder Approval, Extension of Deadline to Withdraw Redemption Requests and Planned Listing on NYSE in Connection with its Proposed Business Combination with Black Rifle Coffee Company

AUSTIN, TEXAS – February 3, 2022 – SilverBox Engaged Merger Corp I (“SilverBox-Engaged”; Nasdaq: SBEA) (“SilverBox-Engaged” or “SBEA”), a special purpose acquisition company that is sponsored by SilverBox Capital LLC (“SilverBox Capital”) and Engaged Capital LLC (“Engaged Capital”), today announced that the previously announced business combination (the “Business Combination”) with Authentic Brands LLC, the parent company of Black Rifle Coffee Company, was approved by a majority of SBEA shareholders in a special meeting on February 3, 2022. Approximately 92% of the votes cast at the meeting were in favor of the Business Combination. As previously announced, the transaction is anticipated to close on February 9, 2022, subject to satisfaction of customary closing conditions.

SBEA also announced today that it is extending the deadline for shareholders to withdraw their redemption requests to 5:00 p.m., Eastern time, on February 8, 2022. Any stockholder wishing to withdraw a redemption request may do so by contacting SBEA’s transfer agent, Continental Stock Transfer & Trust Company, at the following email address:

mzimkind@continentalstock.com

Additionally, SBEA announced the listing of the Class A common stock, par value $0.0001 per share (the “PubCo Class A Common Stock”), and warrants of BRC Inc. (“PubCo”), the post-Business Combination company, on the New York Stock Exchange (“NYSE”) and the proposed delisting of the units, Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and warrants of SBEA on the Nasdaq Capital Market (“Nasdaq”) in connection with, and following the closing of, the Business Combination. The shares of PubCo Class A Common Stock and warrants of PubCo will trade under the stock symbol “BRCC” and “BRCC WS,” respectively. SBEA’s Class A Common Stock and warrants will continue to trade on Nasdaq until the closing of the Business Combination.

In compliance with Nasdaq’s Listing Rules, SBEA has provided Nasdaq with notice of its intent to delist its units, Class A Common Stock and warrants from Nasdaq after market close on February 9, 2022. The NYSE listing and Nasdaq delisting are subject to the closing of the Business Combination and fulfillment of all NYSE listing requirements.

About Black Rifle Coffee Company

Black Rifle Coffee Company (BRCC) is a Veteran-founded coffee company serving premium coffee to people who love America. Founded in 2014 by Green Beret Evan Hafer, Black Rifle develops their explosive roast profiles with the same mission focus they learned while serving in the military. BRCC is committed to supporting Veterans, active-duty military, first responders and the American way of life.

To learn more about BRCC, visit www.blackriflecoffee.com, follow BRCC on social media, or subscribe to Coffee or Die Magazine's daily newsletter at https://coffeeordie.com/presscheck-signup.

About SilverBox Engaged Merger Corp I and SilverBox Capital

SilverBox Engaged Merger Corp I (“SBEA” or “SilverBox-Engaged”) is a special purpose acquisition company (“SPAC”) formed as a part of a long-term vision shared by SilverBox Capital LLC and Engaged Capital LLC to create an institutional platform intended to sponsor a series of SPACs. SBEA completed its $345 million initial public offering in March 2021 and its stock currently trades on Nasdaq under the ticker “SBEA.” The SilverBox-Engaged team, together with a robust advisory group of well-known seasoned operating executives from varied industries, provides collective multi-faceted expertise, investing and operating experience, and a broad network of relationships to source, evaluate, and execute potential transactions. Learn more at www.sbcap.com.

About Engaged Capital

Engaged Capital, LLC (“Engaged Capital”) is an investment advisor with a private equity-like investing style in the U.S. public equity markets. Engaged Capital seeks to help build sustainable businesses that create long-term shareholder value by engaging with and bringing an owner’s perspective to the managements and boards of undervalued public companies and working with them to unlock the embedded value within their businesses. Engaged Capital manages approximately $1.5 billion of institutional capital with a focus on delivering superior, long-term, risk-adjusted returns for our limited partners. Engaged Capital was established in 2012 and is based in Newport Beach, California. Learn more at www.engagedcapital.com.

Contact Information

For inquiries regarding Black Rifle Coffee Company, please contact:

Media

For Black Rifle Coffee Company, please contact TrailRunner International: Pat Shortridge, (651) 491-6764; pats@trailrunnerint.com

For SilverBox Engaged Merger Corp I, SilverBox Capital LLC and Engaged Capital LLC please contact Longacre Square Partners; Greg Marose / Charlotte Kiaie, (646) 386-0091; gmarose@longacresquare.com / ckiaie@longacresquare.com

Investors

For investor inquiries regarding Black Rifle Coffee Company please contact: ICR for BRCC: BlackrifleIR@icrinc.com

Forward-Looking Statements

Certain statements in this press release are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of Authentic Brands, LLC (the “Company”) or SBEA. Forward-looking statements generally relate to future events or SBEA’s or the Company’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SBEA and its management, and the Company and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) SBEA’s ability to complete the business combination; (2) the outcome of any legal proceedings that may be instituted against SBEA, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of SBEA, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SBEA’s final prospectus relating to its initial public offering dated February 25, 2021, in the registration statement on Form S-4 (the “Form S-4”) relating to the business combination filed with the Securities and Exchange Commission (the “SEC”), and in subsequent filings with the SEC, including the final prospectus/proxy statement relating to the business combination. There may be additional risks that neither SBEA nor the Company presently know or that SBEA and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Unless required by law, neither SBEA nor the Company undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this press release.

No Offer or Solicitation

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.